Exhibit 10.13 1 DIRRSU1YRCV2021-1 SMILEDIRECTCLUB, INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT GRANT NOTICE SmileDirectClub, Inc., a Delaware corporation (the “Company”), pursuant to the SmileDirectClub, Inc. 2019 Omnibus Incentive Plan and any applicable sub-plan for a particular country, as applicable (together, the “Plan”), has granted to the participant set forth below (the “Participant”), as of the date set forth below (the “Date of Grant”), a restricted stock unit award covering the number of units set forth below, each of which represents one (1) share of the Company’s Common Stock (the “RSUs”). The RSUs are subject to all of the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) and the Restricted Stock Unit Agreement (the “RSU Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the RSU Agreement will have the same definitions as in the Plan or the RSU Agreement. In the event of any conflict between the terms of the Grant Notice and the Plan, the terms of the Plan will control. Participant: Date of Grant: Total Number of RSUs: Vesting Commencement Date: Acceptance Schedule: By clicking “Accept” below, Grantee acknowledges receipt of a copy of the Plan and the prospectus covering the Plan and acknowledges that the award is subject to all the terms and provisions of the Plan and this Agreement. Grantee further agrees to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. Failure to Accept this Award document within twenty-one (21) calendar days of the grant date may result in the forfeiture of your Restricted Stock Unit award and all of your rights to and interest in the Restricted Stock shall terminate upon forfeiture without payment of consideration. Vesting Schedule: So long as Participant’s Continuous Service Status does not terminate (and provided that no vesting shall occur following the date of such termination), the RSUs shall vest in accordance with the vesting schedule below. The RSUs shall vest on the earlier of June 1, 2023, or the day before the date of the Company’s annual meeting of stockholders for 2023, subject to the terms and conditions of the Plan and the RSU Agreement that are incorporated herein by reference. The RSUs are also subject to full vesting acceleration upon a Change in Control as defined in the Plan. The foregoing vesting schedule notwithstanding, in the event of the Grantee’s death, 100% of the unvested RSUs shall vest as of the date of Grantee’s death.

2 Each tranche of RSUs that vests, or is scheduled to vest, pursuant to this Grant Notice is hereby designated as a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Settlement Schedule: Upon vesting, RSUs shall be settled in Shares on a date determined by the Company, in its sole and absolute discretion, that is on or before the last day of the month following the month that such vesting occurs. Further, notwithstanding anything stated herein, in the RSU Agreement, the Plan or any other agreement applicable to the RSUs, the Company shall have the discretion to settle the RSUs prior to the time set forth herein to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4). Mandatory Sale to Cover Tax Withholding Obligations/Company Withholding: As a condition to acceptance of this award of RSUs, to the greatest extent permitted under the Plan and Applicable Laws, any Tax Withholding Obligations will be satisfied through the sale of a number of the Shares settled determined in accordance with Section 3 of the RSU Agreement and the remittance of the cash proceeds of such sale to the Company. Under the RSU Agreement, the Company is authorized and directed by Participant to make payment from the cash proceeds of the sale directly to the appropriate taxing authorities in an amount equal to the Tax Withholding Obligations. It is the Company’s intent that the mandatory sale to cover Tax Withholding Obligations imposed by the Company on Participant in connection with the receipt of this Award comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c). Notwithstanding the foregoing, in its sole discretion, pursuant to the RSU Agreement, the Company may instead withhold a number of the Shares settled determined in accordance with Section 3 of the RSU Agreement and make payments from its own funds to the appropriate taxing authorities in an amount equal to the Tax Withholding Obligations, or may enter into any other arrangement with the Participant to satisfy Participant’s Tax Withholding Obligations in accordance with Section 3 of the RSU Agreement. [Signature Page Follows]

3 BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the RSUs are hereby awarded under the terms and conditions of this Agreement, the Grant Notice and the Plan. SMILEDIRECTCLUB, INC. Name: Title: PARTICIPANT Name:

4 SMILEDIRECTCLUB, INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Pursuant to your Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), SmileDirectClub, Inc., a Delaware corporation (the “Company”), has granted you (the “Participant”), as of the Date of Grant set forth in the Grant Notice, a restricted stock unit award covering the number of units set forth in your Grant Notice, each of which represents one (1) share of the Company’s Common Stock (the “RSUs”) pursuant to the Company’s 2019 Omnibus Incentive Plan and any applicable sub-plan for a particular country (together, the “Plan”). Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan or in the Grant Notice shall have the meaning ascribed to them in the Plan or in the Grant Notice. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control. 1. No Stockholder Rights. Unless and until such time as vested RSUs are settled with Shares pursuant to the Agreement, Participant shall have no ownership of the Shares allocated to the RSUs, including, without limitation, no right to dividends (or dividend equivalents) or to vote such Shares. 2. Termination. Except as otherwise provided in the Plan, any addenda to the Plan made pursuant to Section 4(d) of the Plan, or the Grant Notice, if Participant’s Continuous Service Status terminates at any time for any reason, all RSUs for which vesting is no longer possible under the terms of the Grant Notice and this Agreement shall be forfeited to the Company on the date of such termination of Continuous Service Status, and all rights of Participant to such RSUs shall immediately terminate at such time. Subject to Applicable Law, in the event Participant’s Continuous Service Status is terminated by the Participant’s Employer (the “Employer”) for Cause, then Participant’s vested but unsettled RSUs will also be forfeited upon the date of such termination, and Participant will have no further rights or interests with respect to such vested RSUs. Further, unless otherwise approved by the Company, Participant’s right to vest in the RSUs will terminate as of such date and will not be extended by any contractual notice period or any period of “garden leave” or similar notice period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any. 3. Responsibility for Taxes. As a condition to the grant, vesting, and settlement of the RSUs, Participant acknowledges that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social security contributions (including employer’s social security contributions to the extent such amounts may be lawfully recovered from the Participant), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to him or her and related to the receipt, vesting or settlement of the RSUs, the settlement or subsequent sale of the Shares allocated to the RSUs, or the participation in the Plan (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to the RSUs or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company, its Parent, Subsidiaries or Affiliates (the “Company Group”) pursuant to Applicable Laws), such as, but not limited to, personal income tax returns or reporting statements in relation to the receipt, vesting or settlement of the RSUs, the settlement of the Shares allocated to the RSUs, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends.

5 Participant further acknowledges that the Company and/or the Employer: (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the receipt, vesting or settlement of the RSUs, the settlement or subsequent sale of the Shares allocated to the RSUs and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant also understands that Applicable Laws may require varying RSU or Share valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Pursuant to this Agreement and subject to Applicable Laws, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy Participant’s Tax Withholding Obligations by (i) withholding from Participant’s wages or other compensation paid to Participant by the Company or the Employer, (ii) withholding from proceeds of the sale of Shares acquired pursuant to the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent, (iii) withholding Shares that would otherwise be settled or (iv) such other method as determined by the Company. Depending on the method of satisfying the Tax Withholding Obligations, the Company may pay, withhold or account for such Tax Withholding Obligations by considering applicable minimum statutory withholding amounts or other applicable tax or withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld or over-paid amount in cash and will have no entitlement to the Share equivalent. Participant agrees to pay to the Company or the Employer any amount of Tax Withholding Obligations that the Company or the Employer may be required to pay, withhold or account for as a result of Participant’s receipt, vesting or settlement of the RSUs, the settlement of the Shares allocated to the RSUs or the participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to settle or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax Withholding Obligations. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s receipt, the vesting and/or settlement of the RSUs, the settlement of Shares allocated to the RSUs and/or the disposition of such Shares. Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the receipt of the RSUs, the vesting and/or settlement of the RSUs, the settlement of Shares allocated to the RSUs and/or the disposition of such Shares and that Participant is not relying on the Company (or the Employer) for any tax advice. 4. Nature of Grant. In accepting the RSUs, Participant acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

6 (b) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (d) Participant is voluntarily participating in the Plan; (e) the RSUs and the Shares allocated to the RSUs are not intended to replace any pension rights or compensation and are outside the scope of Participant’s employment contract, if any; (f) the RSUs and the Shares allocated to the RSUs , and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) no entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar or the selection by the Company or any member of the Company Group in its sole discretion of an applicable foreign exchange rate that may affect the value of the RSUs (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of the Shares allocated to the RSUs. (i) no claim or entitlement to compensation or damages arises from termination of the RSUs or diminution in value of the RSUs or Shares and Participant irrevocably releases the Company and all Participating Companies from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such a claim. 5. Section 409A of the U.S. Internal Revenue Code. All payments made and benefits provided under this Agreement are intended to be exempt from the requirements of Section 409A of the Code to the maximum extent permitted pursuant to Treasury Regulation Section 1.409A-1(b)(4) so that none of the payments or benefits will be subject to the adverse tax penalties imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt. In no event will the Company reimburse Participant for any taxes or other penalties that may be imposed on Participant as a result of Section 409A and, by accepting the RSUs, Participant hereby indemnifies the Company for any liability that arises as a result of Section 409A. 6. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s receipt, vesting or settlement of the RSUs or the Shares allocated thereto or the sale of such Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the RSUs before accepting the RSUs or otherwise taking any action related to the RSUs or the Plan.

7 7. Data Privacy. The following provisions shall only apply to Participant if he or she resides outside the European Economic Area: (a) Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her personal data as described in the Agreement and any other Award materials (“Data”) by and among, as applicable, the Company and any the Company, any Parents or Subsidiaries for the exclusive purpose of implementing, administering, and managing his or her participation in this Agreement. (b) Participant understands that the Company and any Parents or Subsidiaries may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing this Agreement. (c) Participant understands that Data will be transferred to one or more service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of this Agreement. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing this Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in this Agreement. (d) Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in this Agreement, including to maintain records regarding participation. Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Awards, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing these consents on a purely voluntary basis. If Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Company or any Parents or Subsidiaries will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under this Agreement or administer or maintain awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in this Agreement (including the right to retain the Awards). Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.

8 The following provisions shall only apply to Participant if he or she resides in the European Economic Area or the United Kingdom: (a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the employing any Parents or Subsidiaries , will process, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to process the Awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all Awards granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”). The Data is collected from Participant, any Parents or Subsidiaries, and from the Company or other Subsidiary companies, for the purpose of implementing, administering and managing this Agreement pursuant to its terms. The legal bases (that is, the legal justification) for processing the Data is that it is necessary to perform, administer and manage this Agreement and in Company’s legitimate interests, which means the Company is using the relevant Data to conduct and develop its business activities, subject to Participant’s interest and fundamental rights. The Data must be provided in order for Participant to participate in this Agreement and for the parties to this Agreement to perform their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in and become a party to this Agreement. (b) Transfers and Retention of Data. Participant understands that the Data will be transferred to and among Company and Company’s other subsidiaries or affiliates (including any Parents or Subsidiaries ), as well as service providers (such as stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms or tax firms), for the purposes explained above. Participant understands that the recipients of the Data may be located in the United States and in other jurisdictions outside of the European Economic Area where we or our service providers have operations. The United States and some of these other jurisdictions have not been found by the European Commission to have adequate data protection safeguards. If Company or its affiliates or subsidiaries transfer Data outside of the European Economic Area, we will take steps as required and recognized by the European Commission to provide adequate safeguards for the transferred Data, such as the European Commission approved standard contractual clauses or certification schemes, such as the EU-US Privacy Shield. Participant has a right to obtain details of the mechanism(s) under which Participant’s Data is transferred outside of the European Economic Area, or the United Kingdom, which Participant may exercise by contacting DPO@smiledirectclub.com. (c) Participant’s Rights in Respect of Data. Participant has the right to access Participant’s Data being processed by the Company as well as understand why Company is processing such Data. Additionally, subject to applicable law, Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Further, subject to applicable law, Participant may be entitled to the following rights in regard to his or her Data: (i) to object to the processing of Data; (ii) to have his or her Data erased, under certain circumstances, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of Participant’s Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) under certain circumstances; (iv) to port a copy of the Data provided pursuant to the Agreement or generated by Participant, in a common machine-readable format; (v) to withdraw Participant’s consent to Company’s processing of Data; and (vi) to obtain a copy of the appropriate safeguards under which Data is transferred to a third country or international organization. To exercise his or her rights, Participant may contact the local human resources representative. Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint.

9 8. Miscellaneous. (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. (b) Jurisdiction and Venue. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THE STATE OF DELAWARE. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF DELAWARE. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THE STATE OF DELAWARE IS A FAIR, JUST, AND REASONABLE FORUM AND AGREE NOT TO SEEK REMOVAL OR TRANSFER OF ANY ACTION FILED BY ANY OF THE OTHER PARTIES IN SUCH COURTS. FURTHER, THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF ANY PROCESS, SUMMONS, NOTICE, OR DOCUMENT BY CERTIFIED MAIL ADDRESSED TO A PARTY AT THE ADDRESS DESIGNATED PURSUANT TO SECTION 8(g) SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PARTY FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT MAY BE ENFORCED IN ANY OTHER COURT TO WHOSE JURISDICTION ANY OF THE PARTIES IS OR MAY BE SUBJECT. (c) Addendum and Sub-Plans. Notwithstanding any provisions in this Agreement, the RSUs shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement. Further, the Plan shall be deemed to include any special terms and conditions set forth in any applicable sub-plan for Participant’s country, and, if Participant relocates to a country for which the Company has established a sub-plan, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. (d) Entire Agreement; Enforcement of Rights; Amendment. This Agreement, together with the Plan and the Grant Notice, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. Except as contemplated by the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement to the extent it would materially and adversely affect the rights of Participant. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the RSUs.

10 (e) Severability. If one or more provisions of this Agreement, the Grant Notice or the Plan are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties do not reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the Grant Notice and the Plan, (ii) the balance of the Agreement, the Grant Notice and the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement, the Grant Notice and the Plan shall be enforceable in accordance with its terms. (f) Language. If Participant has received this Agreement, the Grant Notice, the Plan or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. (g) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares allocated to the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Participant also acknowledges that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting and settlement of the RSUs or the sale of Shares received pursuant to the RSUs (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill. Such requirements may be outlined in but are not limited to the Addendum. Notwithstanding any provision herein, the RSUs and Participant’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum. (h) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth below, as subsequently modified by written notice, or if no address is specified below, at the most recent address, email or fax number set forth in the Company’s books and records. If to the Company, to: SDC Financial, LLC 414 Union Street, 8th Floor Nashville, TN 37219 Attn: Chief Operating Officer If to Participant, to: Participant’s last residence shown on the records of the Company or its affiliates. (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Agreement (including but not limited to execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

11 (j) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company. (k) Electronic Delivery. The Company may, in its sole discretion, decide to deliver to Participant by email or any other electronic means any documents, elections or notices related to this Agreement, the RSUs, the Shares allocated to the RSUs, Participant’s current or future participation in the Plan, securities of the Company or any member of the Company Group or any other matter, including documents, elections and/or notices required to be delivered to Participant by applicable securities law or any other Applicable Laws or the Company’s Amended Certificate of Incorporation or Bylaws. By accepting this Agreement, whether electronically or otherwise, Participant hereby consents to receive such documents and notices by such electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12 ADDENDUM SMILEDIRECTCLUB, INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT FOR NON-US PARTICIPANTS This Addendum includes additional terms and conditions that govern the Award granted to Participant under the Plan if Participant resides in one of the countries listed below. Capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan and/or the Agreement. Participant understands and agrees that the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time the Award vests or are exercised under the Plan. Participant further understands and agree that if Participant is a citizen or resident of a country other than the one in which Participant is currently working, transfer employment after grant of Participant, or is considered a resident of another country for local law purposes, the information contained herein may not apply to Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply. AUSTRALIA Terms and Conditions Australian Securities Laws. If Participant acquires Shares under the Plan and resells them in Australia, he or she may be required to comply with certain Australian securities law disclosure requirements. Foreign Exchange. Participant acknowledges and agrees that it is Participant’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the inflow of funds from the vesting of the RSUs or subsequent sale of the Shares and any dividends (if any) and that Participant shall be responsible for any reporting of inbound international fund transfers required under applicable law. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to Participant’s specific situation.

13 Notifications Securities Law Information. The offering of RSUs and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer. Award Subject to Tax Deferred Treatment in Australia. The Award is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth) of Australia. No Recommendation. This RSU Agreement is not intended to provide the sole or principal basis of any investment or credit decision or any other risk evaluation. The information contained in this RSU Agreement is not a recommendation by the Company or any other person that any investor subscribe for Shares in the Company. Each Participant must conduct its own investigations and analysis of the operations and prospects of the Company that it considers necessary or desirable and should determine for itself its interest in acquiring Shares in the Company on the basis of such independent assessment and investigation. No Requirement for Disclosure Document. This RSU Agreement has not been, and will not be, lodged with the Australian Securities & Investments Commission. Any invitation to subscribe for Shares will be an excluded offer that does not need disclosure pursuant to section 708 of the Corporations Act. This RSU Agreement has been made available to Participants for information purposes only and does not constitute a prospectus, short form prospectus, profile statement or offer information statement as those terms are defined in the Corporations Act. This RSU Agreement is not subject to the disclosure requirements affecting disclosure documents under Chapter 6D of the Corporations Act. Consequently, investors do not have the right to withdraw applications for Shares to be settled by the Company and require repayment under section 724 of the Corporations Act nor to the return of any Shares settled and require refund of the subscription price under section 729. CANADA Terms and Conditions Data Privacy. The following provision supplements Section 7 of the Agreement: Participant hereby authorize the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parents or Subsidiaries and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors. Participant further authorizes the Company and any Parents or Subsidiaries to record such information and to keep such information in Participant’s employee file.

14 Settlement. Notwithstanding any provision of the Grant Notice or RSU Agreement, the Company will settle vested RSUs and credited to the account of a Participant no later than December 31 of the third calendar year after the date the RSUs were granted. Language Consent. The parties to the Agreement acknowledge that it is their express wish that the Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Consentement relatif à la langue utilisée Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente. Notifications Securities Law Information. Participant is permitted to sell Shares acquired through the Plan through the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside of Canada, including, if applicable, through the facilities of a stock exchange on which the Shares are listed. Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign property (e.g., Shares acquired under the Plan and possibly unvested RSUs) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is Participant’s responsibility to comply with these reporting obligations, and Participant should consult with his or her personal tax advisor in this regard. COSTA RICA There are no country-specific provisions.

15 GERMANY Notifications Exchange Control Information. If Participant remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank. In the event that Participant makes or receives a payment in excess of this amount, Participant is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements. In addition, Participant must also report on an annual basis in the unlikely event that Participant holds Shares exceeding 10% of the total voting capital of the Company. Securities Disclaimer. The grant of RSUs under the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in Germany. HONG KONG Terms and Conditions Sale of Shares. Any Shares received at vesting are accepted as a personal investment. In the event that any portion of this RSUs vest within six months of the grant date, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares acquired prior to the six-month anniversary of the grant date. Notifications Securities Law Notice. WARNING: The RSUs and the shares covered by the RSUs do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or the Subsidiary participating in the Plan. Participant should be aware that the contents of the Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. The RSUs are intended only for Participant’s personal use and may not be distributed to any other person. Participant is advised to exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of the Agreement, including this provision, or the Plan, Participant should obtain independent professional advice. Occupational Retirement Schemes Ordinance Alert. The Company specifically intends that neither the RSUs nor the Plan will be considered or deemed an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

16 IRELAND Notifications Director Notification Requirement. If Participant is a director, shadow director, or secretary of an Irish Affiliate, Participant is required to notify such Irish Affiliate in writing within five business days of (i) receiving or disposing of an interest in the Company (e.g., Award, shares of Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director, shadow director or secretary of an Irish Affiliate if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary, as the case may be). Securities Disclaimer. The grant of RSUs under the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in Ireland. NEW ZEALAND Notification Securities Law Notice. Participant is being offered an opportunity to participate in the Plan. In compliance with New Zealand securities law, Participant is hereby notified that all documents related to the Plan have either been provided to Participant or are available via website or hard copy. A copy of the above documents will be provided to Participant, free of charge, on written request to the Company. Participant is encouraged to read the provided materials carefully before making a decision whether to participate in the Plan. When reading these materials, Participant should note that all references to the exercise price are listed in U.S. dollars. In addition, Participant should consult a tax advisor for specific information concerning personal tax situation with regard to Plan participation. Warning. If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors and holders of preference shares have been paid. Participant may lose some or all of his or her investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an equity incentive plan.

17 As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment. Participant has a right, upon request, to receive from SmileDirectClub, Inc., free of charge, a copy (or electronic copy) of the Company’s relevant financial statements for the most recently completed financial year and the auditor’s report. The relevant financial statements are those of SmileDirectClub, Inc. and its subsidiaries prepared in accordance with US GAAP for the most recently completed accounting period. Please address any such requests to SmileDirectClub, Inc., Attn: Chief Operating Officer, [414 Union Street, 8th Floor, Nashville, TN 37219, United States of America] Participant is encouraged to ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself. Financial Information Notice. Participant has a right to receive the following financial information, free of charge, upon request: • A copy of the Company’s latest annual report prepared under any enactment or overseas law (if any); and • A copy of the Company’s relevant financial statements and either the auditor’s report on them or a statement that they are not audited. SINGAPORE Notifications Securities Law Information. The grant of the RSUs is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that the RSUs are subject to section 257 of the SFA and Participant will not be able to make any subsequent sale in Singapore of the Shares acquired through the vesting of the RSUs or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA. Director Notification Obligation. If Participant is a director, associate director or shadow director of a Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when Participant receives an interest (e.g., RSUs or Shares) in the Company or any Affiliate. In addition, Participant must notify the Singapore Affiliate when Participant sells Shares of the Company or any Affiliate (including when Participant sells Shares acquired through the vesting of RSUs). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Affiliate. In addition, a notification must be made of Participant’s interests in the Company or any Affiliate within two business days of becoming a director.

18 UNITED KINGDOM Notifications Non-Qualified Grants. The Award is not intended to be tax-qualified or tax preferred under current tax rules and regulations in the United Kingdom. Tax Consultation. Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s acquisition or disposition of the shares. Participant represents that he or she will consult with any tax advisors that Participant deems appropriate in connection with the acquisition or disposition of the shares and that Participant is not relying on the company or any Parents or Subsidiaries for any tax advice. Securities Disclaimer. Neither this Agreement nor Addendum is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Agreement. The Agreement and the Award are exclusively available in the UK to bona fide employees and former employees of the Company or its Affiliate.